First Quarter 2014

Supplemental Information Package

American Homes 4 Rent

Supplemental Information Package

 First Quarter 2014

Table of Contents

Summary
Financial and Operating Highlights	3
Fact Sheet	4
Notes to Fact Sheet	5

Earnings
Quarterly Consolidated Statements of Operations	6
Funds from Operations and Core Funds from Operations	7
Net Operating Income and Core Net Operating Income	9

Property Information
Top 20 Markets Summary	11
Top 20 Markets Home Price Appreciation Trends	12
Leasing Experience	13

Operational Information
Acquisition, Renovation and Leasing Rates	14
Portfolio Footprint Map	15

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American Homes 4 Rent

Supplemental Information Package

 First Quarter 2014

Financial and Operating Highlights

First Quarter 2014 Highlights

•	19.1% sequential quarterly growth in revenues to $77.3 million.

•	Core funds from operations (“Core FFO”) (as defined) for the first quarter of 2014 were $28.1 million or $0.12 per FFO share.

•	Net operating income from leased properties (“NOI”) for the quarter ended March 31, 2014 was $47.7 million, a 19.4% increase from the $40.0 million reported for the fourth quarter ended December 31, 2013.

•	Acquired 2,237 homes, increasing the portfolio to 25,505 single-family properties as of March 31, 2014 from 23,268 as of December 31, 2013. The Company acquired an additional 513 single-family properties in April 2014, increasing total portfolio to 26,018.

•	As of March 31, 2014, the Company had 20,666 leased properties, an increase of 3,338 properties from December 31, 2013.

•	Continued strong occupancy with 95.1% of properties leased that have been rent-ready for more than 90 days and total portfolio occupancy of 81.0%. Total leases increased by 1,307 properties in April 2014, increasing total portfolio occupancy to 84.5% as of April 30, 2014.

•	On May 2, 2014, the Company issued 7,600,000 5.50% Series C participating preferred shares in an underwritten public offering and concurrent private placement, raising gross proceeds of $190.0 million. In addition, the Company granted the underwriters an option to purchase up to an additional 1,110,000 5.50% Series C participating preferred shares on or before May 29, 2014 solely to cover overallotments.

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Supplemental Information Package

 First Quarter 2014

Fact Sheet

(Amounts in thousands, except share, per share and property information)

(Unaudited)

	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014
Operating Data - for the three months ended
Rents from single-family properties	$6,495	$17,020	$47,364	$61,843	$73,761
Fees from single-family properties	$64	$690	$1,476	$1,409	$1,358
Tenant charge-backs	$-	$47	$323	$1,218	$1,890
Total revenues from single-family properties	$6,559	$17,757	$49,163	$64,470	$77,009
Total revenues	$6,559	$18,120	$49,463	$64,890	$77,278
Leased property operating expenses	$2,503	$6,859	$17,579	$24,470	$29,266
Net operating income (1)	$4,056	$10,898	$31,584	$40,000	$47,743
Net operating income margin(1)	61.8%	61.4%	64.2%	62.0%	62.0%
Core net operating income margin(1)	61.9%	61.9%	65.2%	65.0%	64.8%
General and administrative expense and
advisory fees as a percentage of total revenues	66.6%	24.4%	5.5%	5.7%	6.6%
Annualized general and administrative expense and
advisory fees as a percentage of total assets	1.04%	0.51%	0.28%	0.35%	0.45%

Selected Balance Sheet Information - at end of period
Single-family properties, net	$1,120,843	$3,039,504	$3,530,122	$3,861,422	$4,218,654
Total assets	$1,678,261	$3,482,695	$3,885,261	$4,224,144	$4,524,033
Outstanding borrowings under credit facility (2)	$-	$670,000	$238,000	$375,000	$671,000
Total liabilities	$49,798	$831,359	$395,968	$573,485	$889,925
Total equity capitalization (3)	n/a	n/a	$3,861,700	$4,101,227	$4,230,122
Total capitalization (4)	n/a	n/a	$4,099,700	$4,476,227	$4,901,122
NYSE AMH Class A common share closing price	n/a	n/a	$16.15	$16.20	$16.71

Portfolio Data - at end of period
Leased single-family properties	2,338	10,245	14,384	17,328	20,666
Single-family properties being renovated	3,880	6,074	4,147	2,744	2,779
Vacant single-family properties available for lease	1,356	2,007	2,736	3,152	2,019
Single-family properties held for sale	-	-	-	44	41
Total single-family properties	7,574	18,326	21,267	23,268	25,505
Total portfolio occupancy	30.9%	55.9%	67.6%	74.5%	81.0%
Available for rent 30+ days occupancy (5)	n/a	89.7%	89.6%	90.1%	92.1%
Available for rent 90+ days occupancy (6)	n/a	96.7%	96.2%	94.5%	95.1%
Quarterly lease renewal rate	62.3%	68.3%	73.0%	73.4%	71.8%

Other Data
Distributions declared per common share	$-	$-	$-	$0.05	$0.05
Distributions declared per Series A preferred share	$-	$-	$-	$0.23	$0.3125
Distributions declared per Series B preferred share	$-	$-	$-	$-	$0.35

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 First Quarter 2014

Notes to Fact Sheet

(1)	Refer to Net Operating Income and Core Net Operating Income section for calculation details and related reconciliations to net income / (loss), as determined in accordance with Generally Accepted Accounting Principles.

(2)	Our credit facility provides for borrowing capacity of up to $800 million and bears interest at 30 day LIBOR plus 2.75% (3.125% beginning in March 2017). Borrowings are available until March 2015, which may be extended for an additional year subject to the satisfaction of certain financial covenant tests. Upon expiration of the credit facility period, any outstanding borrowings will convert to a term loan through September 30, 2018.

(3)	Total equity capitalization includes common and preferred shares outstanding at the end of respective period and 13,787,292 Class A units, 31,085,974 Series C units, 4,375,000 Series D units and 4,375,000 Series E units.

(4)	Total capitalization includes equity capitalization and borrowings outstanding under our credit facility at end of respective period.

(5)	Available for rent 30+ days occupancy is calculated at the end of each respective period as the number of leased properties divided by the number of leased properties after we have completed initial renovations or are available for rent for a period of greater than 30 days.

(6)	Available for rent 90+ days occupancy is calculated at the end of each respective period as the number of leased properties divided by the number of leased properties after we have completed initial renovations or are available for rent for a period of greater than 90 days.

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Supplemental Information Package

 First Quarter 2014

Quarterly Consolidated Statements of Operations

(Amounts in thousands, except share and per share information)

(Unaudited)

	For the Three Months Ended
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014
Revenues:
Rents from single-family properties	$6,495	$17,020	$47,364	$61,843	$73,761
Fees from single-family properties	64	690	1,476	1,409	1,358
Tenant charge-backs	-	47	323	1,218	1,890
Other	-	363	300	420	269
Total revenues	6,559	18,120	49,463	64,890	77,278

Expenses:
Property operating expenses
Leased single-family properties	2,503	6,859	17,579	24,470	29,266
Vacant single-family properties and other	1,729	4,391	7,873	8,348	9,043
General and administrative expense	1,625	811	2,742	3,667	5,074
Advisory fees	2,742	3,610	-	-	-
Interest expense	370	-	-	-	1,502
Noncash share-based compensation expense	174	279	153	473	532
Acquisition fees and costs expensed	1,390	2,099	496	814	452
Depreciation and amortization	2,905	10,879	24,043	33,160	35,131
Total expenses	13,438	28,928	52,886	70,932	81,000

Gain on remeasurement of equity method investment	-	10,945	-	-	-
Remeasurement of Series E units	-	-	(438)	(1,619)	(2,756)
Remeasurement of Preferred shares	-	-	-	(1,810)	(457)

Income / (loss) from continuing operations	(6,879)	137	(3,861)	(9,471)	(6,935)

Discontinued operations
Gain on disposition of single-family properties	-	904	-	-	-
Income from discontinued operations	22	82	-	-	-
Total income from discontinued operations	22	986	-	-	-

Net income / (loss)	(6,857)	1,123	(3,861)	(9,471)	(6,935)

Noncontrolling interest	895	4,664	3,798	3,888	3,620
Dividends on preferred shares	-	-	-	1,160	3,121
Conversion of preferred units	-	10,456	-	-	-

Net loss attributable to common shareholders	$(7,752)	$(13,997)	$(7,659)	$(14,519)	$(13,676)

Weighted average shares outstanding - basic and diluted	48,233,982	95,971,706	162,725,150	185,499,066	185,504,294

Net loss per share - basic and diluted:
Loss from continuing operations	$(0.16)	$(0.16)	$(0.05)	$(0.08)	$(0.07)
Discontinued operations	-	0.01	-	-	-
Net loss attributable to common shareholders
per share - basic and diluted	$(0.16)	$(0.15)	$(0.05)	$(0.08)	$(0.07)

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American Homes 4 Rent

 Supplemental Information Package

First Quarter 2014

Funds from Operations and Core Funds from Operations

The following is a reconciliation of net loss attributable to common shareholders, determined in accordance with Generally Accepted Accounting Principles (“GAAP”), to FFO and Core FFO for the three months ended September 30, 2013, December 31, 2013 and March 31, 2014 (amounts in thousands, except share and per share information):

	For the Three Months Ended
	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014
Net loss attributable to common shareholders	$(7,659)	$(14,519)	$(13,676)
Adjustments:
Noncontrolling interests in the Operating Partnership	4,028	3,718	3,715
Depreciation and amortization of real estate assets	23,211	31,702	33,827
Funds from operations	$19,580	$20,901	$23,866
Adjustments:
Acquisition fees and costs expensed	496	814	452
Noncash share-based compensation expense	153	473	532
Remeasurement of Series E units	438	1,619	2,756
Remeasurement of Preferred shares	-	1,810	457
Core funds from operations	$20,667	$25,617	$28,063
Weighted average number of FFO shares (1)	216,348,416	239,122,332	239,127,560
FFO per weighted average FFO share	$0.09	$0.09	$0.10
Core FFO per weighted average FFO share	$0.10	$0.11	$0.12

(1)	Includes quarterly weighted average common shares outstanding and assumes full conversion of all Operating Partnership units outstanding, including 13,787,292 Class A units, 31,085,974 Series C units, 4,375,000 Series D units and 4,375,000 Series E units.

FFO is a non-GAAP measure that we calculate in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Core FFO is a non-GAAP financial measure that we use as a supplemental measure of our performance. We compute Core FFO by adjusting FFO for (1) acquisition fees and costs expensed incurred with recent business combinations and the acquisition of properties with existing leases, (2) noncash share-based compensation expense and (3) noncash fair value adjustments associated with remeasuring our Series E units liability and Preferred shares derivative liability to fair value.

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Supplemental Information Package

First Quarter 2014

Funds from Operations and Core Funds from Operations (continued)

We present FFO and FFO per FFO share because we consider FFO to be an important measure of the performance of real estate companies, as do many analysts in evaluating our Company. We believe that FFO is a helpful measure of a REIT’s performance since FFO excludes depreciation, which is included in computing net income and assumes the value of real estate diminishes predictably over time. We believe that real estate values fluctuate due to market conditions and in response to inflation.

We also believe that Core FFO and Core FFO per FFO share are helpful to investors as supplemental measures of the operating performance of our Company as they allow investors to compare our operating performance to prior reporting periods without the effect of certain items that, by nature, are not comparable from period to period.

FFO and Core FFO are not a substitute for net cash flow provided by operating activities or net loss per share, as determined in accordance with GAAP, as a measure of our liquidity, operating performance or ability to pay dividends. FFO and Core FFO also are not necessarily indicative of cash available to fund future cash needs. Because other REITs may not compute FFO and Core FFO in the same manner, FFO and Core FFO may not be comparable among REITs.

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Supplemental Information Package

First Quarter 2014

Net Operating Income and Core Net Operating Income

(Amounts in thousands)

	For the Three Months Ended
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014
Net Operating Income
Rents from single-family properties	$6,495	$17,020	$47,364	$61,843	$73,761
Fees from single-family properties	64	690	1,476	1,409	1,358
Tenant charge-backs	-	47	323	1,218	1,890
Total revenues from single-family properties	6,559	17,757	49,163	64,470	77,009

Leased property operating expenses	2,503	6,859	17,579	24,470	29,266

Net operating income	$4,056	$10,898	$31,584	$40,000	$47,743
Net operating income margin	61.8%	61.4%	64.2%	62.0%	62.0%

Core Net Operating Income
Rents from single-family properties	$6,495	$17,020	$47,364	$61,843	$73,761
Fees from single-family properties	64	690	1,476	1,409	1,358
Bad debt expense	(8)	(100)	(417)	(1,748)	(1,423)
Core revenues from single-family properties	6,551	17,610	48,423	61,504	73,696

Leased property operating expenses	2,503	6,859	17,579	24,470	29,266
Expenses reimbursed by tenant charge-backs	-	(47)	(323)	(1,218)	(1,890)
Bad debt expense	(8)	(100)	(417)	(1,748)	(1,423)
Core property operating expenses	2,495	6,712	16,839	21,504	25,953

Core net operating income	$4,056	$10,898	$31,584	$40,000	$47,743
Core net operating income margin	61.9%	61.9%	65.2%	65.0%	64.8%

NOI is a supplemental non-GAAP financial measure that we define as rents and fees from single-family properties and tenant charge-backs, less property operating expenses for leased single-family properties. Core NOI is also a supplemental non-GAAP financial measure that we define as rents and fees from single-family properties, net of bad debt expense, less property operating expenses for leased single-family properties, excluding expenses reimbursed by tenant charge-backs and bad debt expense.

NOI and Core NOI also exclude income from discontinued operations, remeasurement of preferred shares, remeasurement of Series E units, gain on remeasurement of equity method investment, depreciation and amortization, acquisition fees and costs expensed, noncash share-based compensation expense, interest expense, advisory fees, general and administrative expense, property operating expenses for vacant single-family properties and other and other revenues.

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First Quarter 2014

Net Operating Income and Core Net Operating Income (continued)

(Amounts in thousands)

We consider NOI to be a meaningful financial measure because we believe it is helpful to investors in understanding the operating performance of our leased single-family properties. Additionally, we believe Core NOI is helpful to our investors as it better reflects the operating margin performance of our leased single-family properties and excludes the impact of certain operating expenses that are reimbursed through tenant charge-backs.

NOI and Core NOI should be considered only as supplements to net income / (loss) as measures of our performance. NOI and Core NOI should not be used as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI and Core NOI also should not be used as substitutes for net income / (loss) or net cash flows from operating activities (as computed in accordance with GAAP).

The following is a reconciliation of NOI and Core NOI to net income / (loss) determined in accordance with GAAP:

	For the Three Months Ended
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014
Net income / (loss)	$(6,857)	$1,123	$(3,861)	$(9,471)	$(6,935)
Income from discontinued operations	(22)	(986)	-	-	-
Remeasurement of Preferred shares	-	-	-	1,810	457
Remeasurement of Series E units	-	-	438	1,619	2,756
Gain on remeasurement of equity method investment	-	(10,945)	-	-	-
Depreciation and amortization	2,905	10,879	24,043	33,160	35,131
Acquisitions fees and costs expensed	1,390	2,099	496	814	452
Noncash share-based compensation expense	174	279	153	473	532
Interest expense	370	-	-	-	1,502
Advisory fees	2,742	3,610	-	-	-
General and administrative expense	1,625	811	2,742	3,667	5,074
Property operating expenses for vacant
single-family properties and other	1,729	4,391	7,873	8,348	9,043
Other revenues	-	(363)	(300)	(420)	(269)
Net operating income	$4,056	$10,898	$31,584	$40,000	$47,743
Tenant charge-backs	-	47	323	1,218	1,890
Expenses reimbursed by tenant charge-backs	-	(47)	(323)	(1,218)	(1,890)
Bad debt expense excluded from operating expenses	8	100	417	1,748	1,423
Bad debt expense included in revenues	(8)	(100)	(417)	(1,748)	(1,423)
Core net operating income	$4,056	$10,898	$31,584	$40,000	$47,743

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Supplemental Information Package

First Quarter 2014

Top 20 Markets Summary

The table below summarizes certain information with respect to our top 20 markets as of March 31, 2014:

Market	Number of Properties	Percentage of Total Properties	Gross Book Value ($ millions)	Percentage of Gross Book Value	Gross Book Value per Property	Average Sq. Ft.	Avg. Age (years)	Leased Properties	Occupancy Percentage
Dallas-Fort Worth, TX	2,364	9.3%	$371.3	8.6%	$157,064	2,176	10.4	1,953	82.6%
Indianapolis, IN	2,226	8.7%	329.3	7.6%	147,949	1,911	12.6	1,780	80.0%
Greater Chicago area, IL and IN	1,645	6.4%	262.8	6.1%	159,764	1,876	12.6	1,147	69.7%
Atlanta, GA	1,562	6.1%	259.2	6.0%	165,909	2,148	13.3	1,312	84.0%
Cincinnati, OH	1,416	5.6%	241.7	5.6%	170,665	1,845	13.5	985	69.6%
Houston, TX	1,391	5.5%	239.8	5.6%	172,360	2,277	9.8	1,066	76.6%
Charlotte, NC	1,237	4.9%	208.8	4.8%	168,802	1,967	10.9	1,031	83.3%
Jacksonville, FL	1,080	4.2%	158.5	3.7%	146,766	1,919	10.0	871	80.6%
Nashville, TN	1,075	4.2%	220.1	5.1%	204,719	2,205	9.7	960	89.3%
Phoenix, AZ	962	3.8%	147.5	3.4%	153,280	1,811	11.6	893	92.8%
Raleigh, NC	923	3.6%	164.8	3.8%	178,538	1,904	9.8	767	83.1%
Tampa, FL	866	3.4%	169.2	3.9%	195,429	2,061	10.6	751	86.7%
Columbus, OH	839	3.3%	124.6	2.9%	148,555	1,827	13.0	614	73.2%
Salt Lake City, UT	742	2.9%	162.0	3.8%	218,386	2,196	12.3	704	94.9%
Las Vegas, NV	713	2.8%	122.7	2.8%	172,115	1,846	12.3	691	96.9%
Orlando, FL	646	2.5%	107.3	2.5%	166,149	1,947	12.8	522	80.8%
Austin, TX	474	1.9%	67.7	1.6%	142,903	1,877	10.0	319	67.3%
Greenville, SC	404	1.6%	67.7	1.6%	167,615	1,912	10.7	346	85.6%
Greensboro, NC	391	1.5%	65.9	1.5%	168,499	1,923	10.2	329	84.1%
Charleston, SC	386	1.5%	68.9	1.6%	178,518	1,858	8.7	314	81.3%
All Other (2)	4,163	16.3%	751.0	17.4%	180,392	1,832	10.7	3,311	79.5%
Total / Average	25,505	100.0%	$4,310.8	100.0%	$169,019	1,971	11.3	20,666	81.0	%(1)

(1)	As of April 30, 2014, our total portfolio, number of leased homes and total portfolio occupancy have increased to 26,018 homes, 21,973 homes and 84.5%, respectively.

(2)	Represents 21 markets in 16 states.

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Top 20 Markets Home Price Appreciation Trends

		HPA Index (1)
Market	Relative Weighting of Top 20 Markets (2)	Dec 31, 2012 (3)	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	2013 HPA Index Appreciation
Dallas-Fort Worth, TX (4)	9.507%	100.0	100.9	105.5	107.1	108.4	8.4%
Indianapolis, IN	8.880%	100.0	104.0	107.4	110.4	108.0	8.0%
Greater Chicago area, IL and IN	7.679%	100.0	101.2	109.7	110.8	111.7	11.7%
Atlanta, GA	7.545%	100.0	104.1	111.5	114.6	115.0	15.0%
Nashville, TN	6.390%	100.0	102.1	106.7	107.9	109.9	9.9%
Houston, TX	6.312%	100.0	102.1	106.7	108.2	111.0	11.0%
Cincinnati, OH	6.119%	100.0	99.6	105.4	107.9	105.3	5.3%
Salt Lake City, UT	5.495%	100.0	104.7	109.7	110.3	109.6	9.6%
Tampa, FL	5.361%	100.0	100.2	107.8	111.1	112.3	12.3%
Charlotte, NC	5.354%	100.0	105.3	109.5	112.8	113.4	13.4%
Phoenix, AZ	5.270%	100.0	102.4	109.8	115.0	117.0	17.0%
Jacksonville, FL	4.776%	100.0	108.0	111.0	112.1	113.2	13.2%
Las Vegas, NV	4.371%	100.0	102.7	112.0	122.0	125.3	25.3%
Raleigh, NC	4.040%	100.0	103.5	106.1	107.8	107.0	7.0%
Columbus, OH	3.167%	100.0	101.5	106.9	111.0	107.8	7.8%
Orlando, FL	3.036%	100.0	99.4	106.9	110.0	107.5	7.5%
Tucson, AZ	1.867%	100.0	98.5	102.6	106.4	107.7	7.7%
Greensboro, NC	1.789%	100.0	102.8	104.8	105.4	102.3	2.3%
Austin, TX	1.550%	100.0	101.6	108.7	110.7	109.2	9.2%
San Antonio, TX	1.490%	100.0	99.0	100.3	101.1	100.8	0.8%
Total / weighted average	100.0%						10.8%

(1)	HPA Index reflects the House Price Index of the Federal Housing Finance Agency (“FHFA”), known as the Quarterly Purchase-Only Index, specifically the non-seasonally adjusted “Purchase-Only Index” for the “100 Largest Metropolitan Statistical Areas.” Updates to the Quarterly Purchase-Only Index are released by the FHFA on approximately the 20th day of the second month following quarter-end. Accordingly, information in the above table has been presented through December 31, 2013, as the first quarter 2014 Quarterly Purchase-Only Index will not be available until approximately the week of May 20, 2014.

(2)	Relative weighting of top 20 markets based on properties as of September 30, 2013, consistent with relative weighting used for purposes of computing the “HPA Factor” for our 5% Series A participating preferred shares and 5% Series B participating preferred shares as described in the prospectuses for those securities.

(3)	For the illustrative purposes of this table, the HPA Index has been indexed as of December 31, 2012 and, as such, a baseline index value of 100.0 has been assigned to each market as of such date. The HPA Index values with respect to the other periods presented are relative measures calculated in relation to the baseline index value.

(4)	Our Dallas-Fort Worth, TX market is comprised of the Dallas-Plano-Irving and Fort Worth-Arlington Metropolitan Divisions, with each division being given equal weighting for purposes of determining the HPA Index.

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Leasing Experience

The table below summarizes our leasing experience through March 31, 2014:

Market	Leased (1)	Available for Rent 30+ Days (2)	Available for Rent 90+ Days (3)	30+ Days Occupancy % (4)	90+ Days Occupancy % (5)	Average Annual Scheduled Rent Per Property
Dallas-Fort Worth, TX	1,915	2,032	1,975	94.2%	97.0%	$17,613
Indianapolis, IN	1,762	1,931	1,842	91.2%	95.7%	14,908
Atlanta, GA	1,296	1,381	1,355	93.8%	95.6%	15,891
Greater Chicago area, IL and IN	1,077	1,231	1,160	87.5%	92.8%	19,301
Houston, TX	1,039	1,112	1,085	93.4%	95.8%	18,474
Charlotte, NC	1,027	1,075	1,064	95.5%	96.5%	15,865
Cincinnati, OH	964	1,079	1,039	89.3%	92.8%	16,901
Nashville, TN	949	1,000	988	94.9%	96.1%	17,950
Phoenix, AZ	893	961	953	92.9%	93.7%	13,398
Jacksonville, FL	836	911	888	91.8%	94.1%	15,263
All Other (6)	8,567	9,347	9,034	91.7%	94.8%	16,540
Total / Average	20,325	22,060	21,383	92.1%	95.1%	$16,562

(1)	Includes leases on properties for which we have completed renovations and excludes leases with tenants existing at the date of acquisition (“Stabilized Properties”)

(2)	Available for Rent 30+ Days represents the number of properties that have been leased after we have completed renovations or are available for rent (i.e., “rent-ready”) for a period of greater than 30 days.

(3)	Available for Rent 90+ Days represents the number of properties that have been leased after we have completed renovations or are available for rent (i.e., “rent-ready”) for a period of greater than 90 days.

(4)	Occupancy percentage is computed by dividing the number of leased properties by the number of properties available for rent 30+ days from the date of completing initial renovations (i.e., occupancy percentage is net of vacancy associated with properties in turn).

(5)	Occupancy percentage is computed by dividing the number of leased properties by the number of properties available for rent 90+ days from the date of completing initial renovations (i.e., occupancy percentage is net of vacancy associated with properties in turn).

(6)	Represents 31 markets in 19 states.

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American Homes 4 Rent

Supplemental Information Package

First Quarter 2014

Acquisition, Renovation and Leasing Rates

“Rent Ready” includes properties for which initial construction has been completed during each quarter

“Leases Signed” includes the number of initial leases signed each quarter (includes Pre-Existing Leases)

14

American Homes 4 Rent

Supplemental Information Package

First Quarter 2014

Portfolio Footprint Map

All properties in all markets are managed by AMH personnel.

WA
OR
ID
NV
UT
CA
CO
AZ
NM
TX
OK
WI
IL
IN
OH
KY
TN
MS
GA
SC
NC
FL
Corporate & Property Management Headquarters
Property Management Offices
AMH State Presence

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